Share-based Compensation	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-based Compensation

Note 18. Share-based Compensation

On February 2, 2011, the Board of Directors of Burger King Worldwide Holdings, Inc. (“Worldwide”) approved and adopted the Burger King Worldwide Holdings, Inc. 2011 Omnibus Incentive Plan (the “2011 Omnibus Plan”). The 2011 Omnibus Plan generally provided for the grant of awards to employees, directors, consultants and other persons who provide services to Worldwide and its subsidiaries.

On June 20, 2012, the Board of Directors of Burger King Worldwide adopted the Burger King Worldwide, Inc. 2012 Omnibus Incentive Plan (the “2012 Omnibus Plan”). The 2012 Omnibus Plan generally provided for the grant of awards to employees, directors and other persons who provide services to the Burger King Worldwide and its subsidiaries. All stock options and restricted stock units (RSUs) under the 2011 Omnibus Plan outstanding on June 20, 2012 were assumed by Burger King Worldwide and converted into stock options to acquire common stock and RSUs of Burger King Worldwide, and Burger King Worldwide assumed all of the obligations of Worldwide under the 2011 Omnibus Plan. The Board also froze the 2011 Omnibus Plan. Subsequently, the Board of Directors of Burger King Worldwide adopted the Burger King Worldwide, Inc. Amended and Restated 2012 Omnibus Incentive Plan (“Amended and Restated 2012 Omnibus Incentive Plan”) which increased the shares available for issuance. The Amended and Restated 2012 Omnibus Incentive Plan was approved by Burger King Worldwide stockholders at its annual meeting on May 15, 2013.

On December 12, 2014, our Board of Directors adopted the Restaurant Brands International Inc. 2014 Omnibus Incentive Plan (the “2014 Omnibus Plan”). The 2014 Omnibus Plan generally provides for the grant of awards to employees, directors, consultants and other persons who provide services to us and our subsidiaries. We are currently issuing stock awards under the 2014 Omnibus Plan and the maximum number of shares available for issuance under such Plan is 15,000,000.

On December 12, 2014, in connection with the Transactions, we assumed the obligation for all Burger King Worldwide stock options and RSUs outstanding under the 2011 Omnibus Plan and Amended and Restated 2012 Omnibus Plan at December 12, 2014 and froze the Amended and Restated 2012 Omnibus Plan. Additionally, as provided for in the Arrangement Agreement, we assumed the obligation for each vested and unvested Tim Hortons stock option with tandem SARs that was not surrendered in connection with the Transactions on the same terms and conditions of the original awards, adjusted by an exchange ratio of 2.41. The assumed Tim Hortons awards vest notably over a three year period commencing on the grant date.

The 2014 Omnibus Plan permits the grant of several types of awards with respect to our common shares, including stock options, restricted stock units, restricted stock and performance shares. New awards are granted with an exercise price or market value equal to the last sales price of our common shares on the preceding trading day to the date of grant. We satisfy stock option exercises through the issuance of authorized but previously unissued common shares. New stock option grants generally cliff vest five years from the original grant date, provided the employee is continuously employed by us or one of our subsidiaries, and the options expire ten years following the grant date. Additionally, if we terminate the employment of an option holder without cause prior to the vesting date, or if the employee retires or becomes disabled, the employee will become vested in the number of options as if the options vested 20% of each anniversary of the grant date. If the employee dies, the employee will become vested in the number of options as if the options vested 20% on the first anniversary of the grant date, 40% on the second anniversary of the grant date and 100% on the third anniversary of the grant date. If there is an event such as a return of capital or dividend that is determined to be dilutive, the exercise price of the awards will adjusted accordingly.

Share-based compensation expense consisted of the following for the periods presented:

	2014	2013	2012
Stock options and stock options with tandem SARs (a)	$43.1	$14.8	$12.2
Accelerated vesting of Tim Hortons restricted stock units and performance stock units (b)	14.8	—	—

Total share-based compensation expense (c)	$57.9	$14.8	$12.2

(a)	Includes (i) $9.8 million due to accelerated vesting of awards due to terminations in 2014, and (ii) $10.4 million and $4.0 million due to modifications of awards in 2014 and 2013, respectively.
(b)	Represents expense attributed to the post-combination service associated with the accelerated vesting of restricted and performance stock units in connection with the Transactions. See Note 1, Description of Business and Organization.
(c)	Generally classified as selling, general and administrative expenses in the consolidated statements of operations.

The following assumptions were used in the Black-Scholes option-pricing model to determine the fair value of awards at the grant date and, for stock options issued with tandem SARs, at each subsequent re-measurement date:

	2014	2013	2012
Risk-free interest rate	0.96% – 2.11%	1.26%	1.03%
Expected term (in years)	1.00 – 6.71	6.83	5.50
Expected volatility	20% – 25%	30.00%	35.00%
Expected dividend yield	1.00% – 1.03%	1.10%	0.00%

The risk-free interest rate was based on the U.S. Treasury or Canadian Sovereign bond yield with a remaining term equal to the expected option life assumed at the date of grant. The expected term was calculated based on the analysis of a three to five-year vesting period coupled with the Company’s expectations of exercise activity. Expected volatility was based on a review of the equity volatilities of publicly-traded guideline companies. The expected dividend yield is based on the annual dividend yield at the time of grant.

The following is a summary of stock option activity under our plans for the year ended December 31, 2014:

	Total Number of Options (in 000’s)	Weighted Average Exercise Price	Aggregate Intrinsic Value (1) (in 000’s)	Weighted Average Remaining Contractual Term (Yrs)
Outstanding at January 1, 2014	15,980	$6.35
Granted	3,622	$27.28
Assumed - Transactions	2,426	$20.71
Exercised	(161)	$3.82
Forfeited	(539)	$11.90

Outstanding at December 31, 2014	21,328	$11.42	$590,066	7.1

Exercisable at December 31, 2014	971	$20.22	$18,673	5.5

Vested or expected to vest at December 31, 2014	18,492	$11.60	$508,374	7.1

(1)	The intrinsic value represents the amount by which the fair value of our stock exceeds the option exercise price at December 31, 2014.

The weighted-average grant date fair value per stock option granted was $7.17, $5.23 and $3.80 during 2014, 2013 and 2012, respectively. The total intrinsic value of stock options exercised was $4.9 million during 2014, $25.3 million during 2013 and $5.7 million during 2012. As of December 31, 2014, there was approximately $45.8 million of total unrecognized share-based compensation cost, which is expected to be recognized over a weighted-average period of approximately 1.7 years.

The total fair value liability for liability classified stock options with tandem SARs outstanding was $34.9 million at December 31, 2014, and is classified as Other liabilities, net in the consolidated balance sheets. There were no cash settlements of SARs in 2014, 2013 or 2012.

RSUs are measured at fair value based on the closing price of the Company’s common stock on the first business day preceding the grant date. RSUs are expensed on a straight-line basis over the vesting period except for grants to non-employee members of our Board of Directors which are expensed immediately. We grant RSUs to non-employee members of our Board of Directors in lieu of a cash retainer and committee fees. All RSUs will settle and shares of Common Stock will be issued after the vesting period or upon termination of service by the board member. The following is a summary of RSU activity for the year ended December 31, 2014:

	Total Number of Nonvested Shares (in 000’s)	Weighted Average Grant Date Fair Value
Nonvested shares at January 1, 2014	203	$9.68
Granted	84	$38.99
Vested & Settled	—	—
Forfeited	—	—

Nonvested shares at December 31, 2014	287	$18.23

The weighted average grant date fair value per RSU granted was $38.99 during 2014, $22.74 during 2013 and $6.55 during 2012. The total intrinsic value of RSUs which have vested and settled was $0.8 million during 2013. No RSUs vested and settled during 2014 or 2012. As of December 31, 2014, total unrecognized compensation cost related to non-vested RSUs outstanding was $2.0 million and is expected to be recognized over a weighted-average period of approximately 0.7 years.